EXHIBIT 99.2 Earnings Webcast and Conference Call First Quarter Fiscal Year 2020 © 2018 | ‹#›

Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2020 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2019 Annual Report. These risks include: • the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • a material security breach or cybersecurity attack affecting the information of Broadridge's clients; • changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • declines in participation and activity in the securities markets; • the failure of Broadridge's key service providers to provide the anticipated levels of service; • a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Broadridge’s ability to attract and retain key personnel; • the impact of new acquisitions and divestitures; and • competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. 2019 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property and (ii) Acquisition and Integration Costs. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. We exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. 2019 | 3

Highlights ⦁ Solid first quarter 2020 financial results • Recurring fee revenues rose 8% • Event-driven revenues declined 48% • Diluted EPS of $0.48 and Adjusted EPS of $0.68 • Record Closed sales of $38 million, up 103% ⦁ Continued investments in new products and M&A to strengthen and grow our business • $179 million in tuck-in M&A investments year-to-date • Acquisitions across governance, capital markets and wealth management ⦁ On track to deliver strong fiscal year 2020 and continued growth • Reaffirming guidance for 8-10% Recurring fee revenue growth and 8-12% Adjusted EPS growth • Recent industry events underline long-term trends driving Broadridge's growth 2019 | 4

First Quarter 2020 Operating Review ⦁ ICS: continued growth in recurring fee revenues • Recurring fee revenue growth of 10% (organic growth of 6%) excluding Customer Communications • Continued strong, double-digit growth in data and analytics products • Customer Communications revenues declined 2% • Event-driven revenues declined following record 1Q in FY2019 to more normalized 1Q levels ⦁ GTO: on track for strong year • Recurring fee revenue growth of 15% (organic growth of 3%) • FY19 acquisitions performing well out of the gate • Organic growth expected to accelerate over balance of FY20 ⦁ 1Q Closed sales of $38 million, a first quarter record • Notable sales include Global Post-Trade Management solution 2019 | 5

Tuck-in M&A Tightly Linked to Growth Strategy ⦁ Nearly $700 million invested across 13 acquisitions since end of FY2017 ⦁ M&A aligned with strategic priorities: • Governance ($307 million): includes TD Ameritrade retirement assets, Fi360 and Summit Financial • Wealth ($347 million): includes RPM • Capital Markets ($39 million): Shadow Financial ⦁ Expected to contribute 2pts of Recurring fee revenue CAGR, consistent with 2017 Investor Day objectives ⦁ Acquisitions accretive to organic Recurring fee growth ⦁ No change to disciplined tuck-in approach 2019 | 6

First Quarter 2020 Revenue Growth Drivers ▪ First Quarter 2020 Recurring fee revenues grew 8% to $623 million Organic Growth: 2% +6 pts. +8% +6 pts. $623M (3) pts. (1) pt. $576M ▪ First Quarter 2020 Total revenues declined 2% to $949 million +5 pts. (4) pts. (2)% $973M (3) pts. (1) pt. $949M Note: Amounts may not sum due to rounding. 2019 | 7

1Q 2020 Segment Revenue Growth and Drivers Dollars in millions 1Q 2019 2020 Growth Investor Communication Solutions Revenues1 Recurring Fee Revenues $ 337 $ 349 4% Event-Driven Fee Revenues 77 40 (48)% Distribution Revenues 341 313 (8)% Total ICS Revenues $ 755 $ 703 (7)% Global Technology and Operations Revenues1 $ 238 $ 274 15% ICS GTO 1Q FY20 Recurring Revenue Growth Drivers Net New Business 3 pts 3 pts Internal Growth (1) pt (0) pt Organic Recurring Fee Revenue Growth 2 pts 3 pts Acquisitions 2 pts 12 pts Recurring Fee Revenue Growth 4% 15% (1) FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of shifting revenues previously reported in the ICS segment to the GTO segment. In aggregate, the Total revenues shifted in 1Q FY2019 were $10.7 million. Note: Amounts may not sum due to rounding. 2019 | 8

First Quarter 2020 Operating Income and EPS Dollars in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS (14)% (16)% (25)% (27)% 2019 | 9

Capital Allocation and Summary Balance Sheet Dollars in millions Summary Balance Sheet Select Uses of Cash Year to Date as of September 30, 2019 Assets $481 $1712 $219 Cash and cash equivalents $ 358 Other assets 3,862 Total assets $ 4,220 $20 Liabilities and Stockholders' Equity Current portion of long-term debt $ 399 Long-term debt 1,369 $55 Total debt outstanding 1,768 Other liabilities 1,308 Total liabilities $ 3,077 Total stockholders' equity $ 1,143 Note: Amounts may not sum due to rounding. Notes: (1) Primarily includes deferred acquisition payments related to 4Q 2019 acquisitions. (2) Includes the acquisitions of Appatura Inc., Fi360 inc. and Shadow Financial Systems Inc. 2019 | 10

Fiscal Year 2020 Guidance - Reaffirmed Recurring fee revenue growth 8 - 10% Total revenue growth 3 - 6% Operating income margin - GAAP ~15% Adjusted Operating income margin - Non-GAAP ~18% Diluted earnings per share growth1 5 - 9% Adjusted earnings per share growth1 - Non-GAAP 8 - 12% Closed sales $190 - $230M (1) Fiscal year 2020 guidance includes $20 million of excess tax benefits related to stock-based compensation. 2019 | 11

Appendix 2019 | 12

Supplemental Reporting Detail - Product Line Reporting[1]

Dollars in millions

	2019 1Q	2019 2Q	2019 3Q	2019 4Q	2019 FY	1Q 2020 1Q	1Q 2020 % Growth
Investor Communication Solutions ("ICS")							
Equity proxy	$ 31.0	$ 41.7	$ 152.9	$ 211.4	$ 437.0	$ 29.8	(4)%
Mutual fund and ETF interims	57.8	60.7	82.1	65.3	265.9	65.3	13%
Customer communications and fulfillment	174.9	182.6	201.1	177.8	736.4	170.9	(2)%
Other ICS	73.4	71.9	83.5	95.9	324.8	83.2	13%
Total ICS recurring fee revenues	**$ 337.1**	**$ 357.0**	**$ 519.6**	**$ 550.4**	**$ 1,764.0**	**$ 349.2**	**4%**
Equity and other	$ 24.1	$ 19.5	$ 35.4	$ 28.3	$ 107.3	$ 17.5	(27)%
Mutual funds	52.8	28.6	33.1	22.7	137.2	22.6	(57)%
Total Event-driven fee revenues	**$ 76.9**	**$ 48.1**	**$ 68.4**	**$ 51.0**	**$ 244.5**	**$ 40.1**	**(48)%**
Distribution	341.0	322.7	417.9	378.2	1,459.8	313.3	(8)%
Total ICS revenues	**$ 755.0**	**$ 727.8**	**$ 1,005.9**	**$ 979.6**	**$ 3,468.3**	**$ 702.6**	**(7)%**
Global Technology and Operations ("GTO")							
Equities and other	$ 198.4	$ 206.8	$ 206.7	$ 219.7	$ 831.7	$ 230.9	16%
Fixed income	40.0	40.1	41.1	43.4	164.6	43.1	8%
Total GTO recurring fee revenues	**$ 238.4**	**$ 247.0**	**$ 247.8**	**$ 263.1**	**$ 996.3**	**$ 273.9**	**15%**
Foreign currency exchange	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)	(28.0)	35%
Total revenues	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 1,211.2**	**$ 4,362.2**	**$ 948.6**	**(2)%**
Revenues by Type							
Recurring fee revenues	$ 575.5	$ 603.9	$ 767.4	$ 813.5	$ 2,760.3	$ 623.2	8%
Event-driven fee revenues	76.9	48.1	68.4	51.0	244.5	40.1	(48)%
Distribution revenues	341.0	322.7	417.9	378.2	1,459.8	313.3	(8)%
Foreign currency exchange	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)	(28.0)	35%
Total revenues	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 1,211.2**	**$ 4,362.2**	**$ 948.6**	**(2)%**

(1) FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of transferring revenues previously reported in the ICS segment to the GTO segment. In the aggregate, the Total revenues transferred in FY2019 were $42.8 million.

Note: Amounts may not sum due to rounding.

Broadridge

2019 | 13

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions Three Months Ended September 30, 2019 2018 Operating income (GAAP) $ 73.1 $ 100.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 28.1 21.9 Acquisition and Integration Costs 2.5 0.9 Adjusted Operating income (Non-GAAP) $ 103.7 $ 122.9 Operating income margin (GAAP) 7.7% 10.3% Adjusted Operating income margin (Non-GAAP) 10.9% 12.6% Three Months Ended September 30, 2019 2018 Net earnings (GAAP) $ 55.9 $ 76.7 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 28.1 21.9 Acquisition and Integration Costs 2.5 0.9 Taxable adjustments 30.6 22.8 Tax impact of adjustments (a) (6.5) (5.0) Adjusted Net earnings (Non-GAAP) $ 80.0 $ 94.5 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $5.7 million and $7.0 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2019 and 2018, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 2019 | 14

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions, except per share amounts Three Months Ended September 30, 2019 2018 Diluted earnings per share (GAAP) $ 0.48 $ 0.64 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.24 0.18 Acquisition and Integration Costs 0.02 0.01 Taxable adjustments 0.26 0.19 Tax impact of adjustments (a) (0.06) (0.04) Adjusted earnings per share (Non-GAAP) $ 0.68 $ 0.79 Three Months Ended September 30, 2019 2018 Net cash flows used in operating activities (GAAP) $ (86.4) $ (95.5) Capital expenditures and Software purchases and capitalized internal use software (20.2) (15.5) Free cash flow (Non-GAAP) $ (106.7) $ (111.0) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $5.7 million and $7.0 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2019 and 2018, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 2019 | 15

Reconciliation of GAAP to Non-GAAP Measures - FY20 Guidance (Unaudited) FY20 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share growth (GAAP) 5% - 9% Adjusted earnings per share growth (Non-GAAP) 8% - 12% FY20 Adjusted Operating Income Margin (b) Operating income margin % (GAAP) ~15% Adjusted Operating income margin % (Non-GAAP) ~18% (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2020 Non- GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.81 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2020 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $124 million. 2019 | 16

Broadridge Investor Relations Contacts W. Edings Thibault Tel: 516-472-5129 Email: edings.thibault@broadridge.com 2019 | 17